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                                                                      EXHIBIT 10

[UGI LETTERHEAD]

                                                     June 18, 1998


Donaldson, Lufkin & Jenrette
   Securities Corporation
277 Park Avenue
New York, New York  10172

         Re:      UGI Utilities, Inc. Series B Medium-Term Notes
                  Agency Agreement Amendment

Dear Sirs:

         You are currently serving as agent for the placement of UGI Utilities, Inc. (the "Company") Series B Medium-Term Notes ("Notes") under an Agency Agreement dated August 1, 1996 ("Agreement"). Paragraph 1 of the Agreement
defines the term "Securities" as ".... up to $75,000,000 aggregate offering price of its Series B Medium-Term Notes Due More Than Nine Months from Date of Issue registered under the registration statement referred to in Section 2(a)." The Company has increased the aggregate principal amount of Notes available for issuance from $75,000,000 to $107,000,000. The latter amount is equal to the amount of "Registered Securities" covered by the registration statement referenced in paragraph 2(a) of the Agreement.

         As of June 18, 1998, all references in the Agreement to $75,000,000 as the aggregate amount of Notes shall be deemed to be references to $107,000,000 aggregate amount of Notes. All other terms and conditions of the Agreement shall remain unaffected by this amendment.

         Please confirm your agreement to this amendment to the Agreement by signing a copy of this letter and returning it to us in the enclosed self-addressed envelope.

                                          Very truly yours,

                                          UGI UTILITIES, INC.


                                          By:     /s/ John C. Barney
                                             ------------------------------
                                             John C. Barney
                                             Vice President-Finance & Accounting

Confirmed and Accepted, as of
the date first above written.
Donaldson, Lufkin & Jenrette
   Securities Corporation

By:      /s/ Saundra L. Gulley
         -----------------------------
         Name:    Saundra L. Gulley
         Title:   Senior Vice President